Supplement dated February 26, 2026
to the following initial summary prospectus(es):
Nationwide Innovator Corporate VUL dated May 1, 2025
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
1.
Effective April 20, 2026, the following Investment Portfolio is no longer available to receive transfers or new purchase payments.
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Calvert Variable Series, Inc. - Calvert VP SRI Mid Cap Portfolio
2.
The Board of Trustees (the "Board") of Calvert Variable Series, Inc., approved the liquidation (the "Liquidation") of the Calvert Variable Series, Inc. - Calvert VP SRI Mid Cap Portfolio (the "Fund"). The Liquidation is expected to occur on or about April 27, 2026 (the "Liquidation Date").
In anticipation of the Liquidation, the following changes apply to the policy:
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From the date of this supplement until the Liquidation Date, investors with allocations in the Fund may transfer allocations to any other available investment option. During this period, any transfers from the Fund will not be treated as a transfer for purposes of transfer limitations that would otherwise be applicable.
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On the Liquidation Date, any remaining assets of the Fund will be transferred to Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class V.
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After the Liquidation Date, any and all references to the Fund are deleted.
ISP-1047